BIG LOTS PROVIDES UPDATE ON COURT-SUPERVISED PROCESS No Longer Anticipates Closing Previously Announced Sale to Nexus Capital Management Continues to Pursue a Going Concern Transaction Preparing to Commence Going Out of Business Sales At Remaining Stores In Parallel With These Efforts COLUMBUS, Ohio, December 19, 2024 -- Big Lots, Inc. (the “Company”) today announced that it does not anticipate completing its previously announced asset purchase agreement with Nexus Capital Management, though it continues to work toward completing an alternative going concern transaction with Nexus or another party. The Company’s goal would be to complete a sale by early January. In parallel with these efforts, the Company is preparing to commence going out of business (“GOB”) sales at all remaining Big Lots store locations in the coming days to protect the value of its estate. The Company believes that the GOB sales will not preclude it from effectuating a going concern transaction. Bruce Thorn, Big Lots’ President and Chief Executive Officer, said, “We all have worked extremely hard and have taken every step to complete a going concern sale. While we remain hopeful that we can close an alternative going concern transaction, in order to protect the value of the Big Lots estate, we have made the difficult decision to begin the GOB process.” The Company is continuing to serve customers in-store and online, and will provide updates as available. Court filings and other information related to the proceedings, including how to file a proof of claim, are available on a separate website administrated by the Company’s claims agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/biglots, by calling toll-free at (844) 217-1398 (or +1 (646) 809-2073 for calls originating outside of the U.S. or Canada), or by sending an email to biglotsinfo@ra.kroll.com. Advisors Davis Polk & Wardwell LLP is serving as legal counsel, Guggenheim Securities, LLC is serving as financial advisor, AlixPartners LLP is serving as restructuring advisor, and A&G Real Estate Partners is serving as real estate advisor to the Company. About Big Lots, Inc. Big Lots is one of the nation’s largest closeout retailers focused on extreme value. The Company is dedicated to being the big difference for a better life by delivering bargains to brag about on everything for the home, including furniture, décor, pantry and more. It fulfills its mission to help customers “Live BIG and Save LOTS” with sourcing strategies to grow extreme bargains through closeouts, liquidations, overstocks, private labels, and value-engineered products. The Big Lots Foundation, together with the Company’s customers, associates, and vendors, has delivered more than $176 million of philanthropic support to critical needs in hunger, housing, healthcare, and education. For more information, to shop online, or to find a store near you, please visit biglots.com. Cautionary Statement Concerning Forward-Looking Statements Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words "anticipate, "estimate," "continue," "could," "approximate," "expect," "objective," "goal," "project," "intend," "plan," "believe," "will," "should," "may," "target," "forecast," "guidance," "outlook" and similar expressions generally identify forward- looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management's then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward- looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings. Media Contact: Aaron Palash / Richard M. Goldman / Rachel Goldman Joele Frank, Wilkinson Brimmer Katcher BigLotsMedia@joelefrank.com 212-355-4449